Exhibit 10.1

Amendment No. 4 to Receivables Purchase Agreement

AMENDMENT AGREEMENT (this “Amendment Agreement”) dated as of October 5, 2007 among Lexmark Receivables Corporation (the “Seller”), CIESCO, LLC (“CIESCO”), Gotham Funding Corporation (“Gotham”), Citibank, N.A. (“Citibank”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTM”) (formerly known as The Bank of Tokyo-Mitsubishi Ltd., New York Branch), Citicorp North America, Inc. (“CNAI”), as Program Agent, CNAI and BTM, as Investor Agents, and Lexmark International, Inc. (“Lexmark”), as Collection Agent and Originator.

Preliminary Statements.  (1) The Seller, CIESCO, Gotham, Citibank, BTM, CNAI and Lexmark are parties to an Amended and Restated Receivables Purchase Agreement dated as of October 8, 2004 (as amended, restated, modified or supplemented from time to time, the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has acquired, and may continue to acquire, Receivables from the Originator, either by purchase or by contribution to the capital of the Seller, as determined from time to time by the Seller and the Originator.  The Seller has sold, and may continue to sell, Receivable Interests in the Receivables.  CIESCO and Gotham may, in their sole discretion, purchase such Receivable Interests, and the Banks are prepared to purchase such Receivable Interests, in each case on the terms set forth in the Agreement.

(2)           The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.     Amendments.  Upon the effectiveness of this Amendment Agreement, the Agreement is hereby amended as follows:

1.1           The definition of “Applicable Margin” in Section 1.01 of the Agreement is restated  in its entirety to read as  follows:  “Applicable Margin” means, at any  time, a rate per annum equal to the greater of (1) the sum of (x) the rate appearing under the caption “Eurocurrency Spread” for the then applicable Index Debt Rating in the definition of “Applicable Rate” in the Credit Facility plus (y) 0.25% and (2) 1.00%.

1.2            The definition of “Commitment Termination Date” in Section 1.01 of the Agreement is amended by replacing the date appearing in clause (a) thereof  with the date “October 3, 2008”.

1.3           The definition of  “Facility Termination Date” in Section 1.01 of the Agreement is amended by replacing the date in clause (a) thereof with the date “October 3, 2008”.

SECTION 2.      Effectiveness.  This Amendment Agreement shall become effective  at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to each other party hereto and the Program Agent shall have received duly executed copies of an amendment to the Originator Purchase Agreement and an amendment to each of the Fee Agreements, in each case in form and substance satisfactory to the Program Agent and dated as of the date hereof.

SECTION 3.      Representations and Warranties.  The Seller makes each of the representations and warranties contained in Section  4.01 of  the  Agreement (after giving effect to this Amendment Agreement).  The Collection Agent makes each of the representations and warranties contained in Section 4.02 of the Agreement (after giving effect to this Amendment Agreement).

SECTION 4.      Confirmation of Agreement.   Each reference  in the Agreement to “this Agreement” or “the Agreement” shall  mean the  Agreement  as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5.      GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 6.       Execution in Counterparts.  This  Amendment  Agreement may be executed in  any  number of  counterparts and by different  parties  hereto in  separate counterparts, each of which  when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic mail in portable document format (.pdf)  shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                      IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEXMARK RECEIVABLES CORPORATION

By:	/s/ Bruce J. Frost
Title: Assistant Treasurer

CIESCO, LLC

By:		Citicorp North America, Inc.,
as Attorney-in-Fact

	By:	/s/ Junette M. Earl
Title: Vice President

CITICORP NORTH AMERICA, INC., as Program Agent and as an Investor Agent

By:	/s/ Junette M. Earl
Title: Vice President

CITIBANK, N.A.

By:	/s/ Junette M. Earl
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFH, LTD., NEW YORK BRANCH, as a Bank

By:	/s/ Jesse A. Reid, Jr.
Title: Jesse A Reid, Jr. Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Investor Agent

By:	/s/ Aditya Reddy
Aditya Reddy
Title: VP and Manager

GOTHAM FUNDING CORPORATION

By:	/s/ Franklin P. Collazo
Franklin P. Collazo
Title: Secretary

LEXMARK INTERNATIONAL, INC.

By:	/s/ Richard A. Pelini
Title: VP & Treasuruer